UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

TITAN ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in charter)

Nevada	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

300 E. Long Lake Road, Suite 100A Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Series B Preferred Stock Offering

As previously reported, on April 5, 2024, Titan Environmental Solutions Inc. (the “Company”) entered into a Securities Purchase Agreement dated March 29, 2024 (the “SPA”) with an accredited investor, pursuant to which, on such date and at later closings of the transactions contemplated by the SPA (each an “SPA Closing”), such investor and the additional investors who sign the SPA (collectively, the “Purchasers”) agreed or will agree to purchase shares of the Company’s Series B Convertible Preferred Stock (“Series B Preferred Stock”). In addition, in connection with the issuance of the Series B Preferred Stock, the Purchasers will receive five-year warrants (the “Warrants”) to purchase shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”). The Warrants will be exercisable at an exercise price of $0.06 per share of Common Stock, subject to certain adjustments as set forth in the Warrants. The holders may exercise the Warrants on a cashless basis if the shares of Common Stock underlying the Warrants are not then registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement. The obligations of the Company and the Purchasers to consummate the transactions contemplated by the SPA were subject to the satisfaction on or prior to the applicable SPA Closing of customary closing conditions.

On May 30, 2024, the Company consummated an SPA Closing at which 48 Purchasers, each of which was an accredited investor, purchased an aggregate of 427,260 shares of Series B Preferred Stock and received Warrants to purchase an aggregate of 40,126,500 shares of Common Stock for an aggregate purchase price of $4,272,600. In connection with such SPA Closing, the Company issued warrants to purchase an aggregate of 4,012,650 shares of Common Stock (the “PA Warrants”) to Network 1 Financial Securities, Inc. and Alexander Capital, L.P., as placement agents. The PA Warrants are identical to the Warrants, except that they have a term of seven years.

The Company used the proceeds from the SPA Closings to provide capital for the Closing of the MIPA (as defined below) and intends to use any additional proceeds from the SPA Closings for general working capital purposes.

In connection with each SPA Closing, the Company and the Purchasers entered into a Registration Rights Agreement whereby the Company agreed to file a registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and upon exercise of the Warrants within 20 calendar days of the earlier of (i) the date of the consummation of the listing of the Common Stock on any of the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the Cboe or their respective successors and (ii) the six-month anniversary of the Registration Rights Agreement (the “Trigger Date”). The Company agreed to use its best efforts to have the registration statement declared “effective” within 60 calendar days from the Trigger Date.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The information set forth in “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” in the Current Report on Form 8-K filed by the Company on April 4, 2024, relating to the Series B Preferred Stock is incorporated by reference herein in its entirety. The foregoing description of the Series B Preferred Stock, the Certificate of Designation, the Warrants, the SPA, and the Registration Rights Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 3.2, 4.1, 10.1, and 10.2 to this Current Report on Form 8-K, respectively.

Amendments to MIPA

As previously reported, on January 12, 2024, the Company, through its wholly-owned subsidiary, Titan Trucking, LLC, a Michigan limited liability company (the “Buyer”), entered into a Membership Interest Purchase Agreement (as amended, the “MIPA”) with Dominic Campo and Sharon Campo (each a “Seller” and collectively, the “Sellers”), and Standard Waste Services, LLC, a Michigan limited liability company (“Standard”), pursuant to which, and subject to the terms, provisions, and conditions set forth therein, at the closing of the transactions contemplated by the MIPA (the “Closing”), the Sellers would sell, transfer, convey, and assign to the Buyer, and the Buyer would purchase, receive, and assume from the Sellers, 100% of the outstanding membership interests of Standard (the “Membership Interests”). In connection with the MIPA, Buyer paid to Sellers a cash deposit in the amount of $652,500 (the “Closing Deposit”) which was not refundable, but would reduce the Cash Consideration (as defined below) at the Closing.

On May 20, 2024, the Buyer, the Sellers and Standard entered into a Second Amendment to Membership Interest Purchase Agreement (the “Second Amendment”), and on May 30, 2024, the Buyer, the Sellers and Standard entered into a Third Amendment to Membership Interest Purchase Agreement (the “Third Amendment,” and together with the Second Amendment, the “Amendments”).

Pursuant to the Amendments, the purchase price payable by the Buyer (the “Purchase Price”) was revised to the following: (a) $10,440,000 in cash (the “Cash Consideration”), less the Closing Deposit and less the amount of the Seller Note (defined below) and the amount of the Short Term Note (defined below); (b) $2,359,898.24 payable in the form of secured promissory note issued by the Buyer to the Sellers (the “Seller Note”); (c) $500,000 payable in the form of a short term promissory note issued by the Buyer to the Sellers (the “Short Term Note”); (d) an amount equal to the aggregate amount paid by Standard for purchases of new trucks and trailers for the period from June 7, 2023 through the date of the Closing in an amount not to exceed $533,000; (e) an amount of shares of the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), equal to $2,610,000, to be represented by 522,000 shares of Series A Preferred Stock (the “Investment Shares”); provided, that, at the Closing, the issuance of $300,000 in Investment Shares would be deferred until the indemnification obligations of the Sellers under the MIPA terminates, which shares could be used by the Sellers to satisfy their indemnification obligations under the MIPA; and (f) an additional 90,000 Investment Shares because the Closing did not occur on or prior to February 2, 2024. In addition, the Purchase Price would be reduced by: (i) the amount of indebtedness of Standard as of the date of the Closing, and (ii) the amount of any fees and expenses of Standard or the Sellers related to the negotiation and entry into the MIPA that are not paid prior to the Closing. The Purchase Price is also subject to adjustment post-Closing based on the amount of working capital of Standard at the Closing and other adjustments as described in the MIPA.

In addition, the Amendments eliminated the employment agreement that was anticipated between the Buyer and Dominic Campo, and instead, the Buyer and Mr. Campo agreed to enter into a consulting agreement at the Closing under which Mr. Campo shall provide consulting services for the procurement of new commercial business for Standard, maintaining the customer base of Standard, and identifying and pursuing new acquisitions for the Buyer (the “Consulting Agreement”).

The Amendments also revised the MIPA so that the representations and warranties of the parties, except for customary fundamental representations, will remain in effect for twelve months following the Closing Date.

The above description of the Amendments is a summary only and is qualified in its entirety by the text of the Amendments, which are included as Exhibits 2.2 and 2.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Closing of the MIPA

On May 31, 2024 (the “Closing Date”), the closing of the transactions contemplated by the MIPA occurred. As contemplated by the MIPA:

●	On May 20, 2024, the Company filed an Amended and Restated Certificate of Designation of the Preferences of Series A Convertible Preferred Stock (as amended, the “Series A COD”) with the Secretary of State of the State of Nevada, pursuant to which the number of shares designated as Series A Convertible Preferred Stock (“Series A Preferred Stock”) were increased from 630,900 shares to 1,242,900 shares. The rights related to the Series A Preferred Stock remain virtually identical to the rights related to the Company’s Common Stock, except that each share of Series A Preferred Stock is convertible into 100 shares of Common Stock and the shares of Series A Preferred Stock vote together with the Common Stock on all matters submitted for a vote to the Company’s common shareholders on an as-converted basis.

●	On the Closing Date, the Buyer paid $4,000,000 in cash to the Sellers as the Cash Consideration, including $533,000 in cash equal to the aggregate amount paid by Standard for purchases of new trucks and trailers for the period from June 7, 2023 through the Closing Date.

●	On the Closing Date, the Company issued 552,000 shares of Series A Preferred Stock to the Sellers as a portion of the Purchase Price, with the remaining 60,000 shares of Series A Preferred Stock to be held in escrow for the benefit of the Buyer to satisfy indemnification obligations of the Sellers.

●	On the Closing Date, the Buyer issued the Seller Note to the Sellers in the principal amount of $2,359,898.24. The Seller Note provides for a maturity date of May 15, 2027, with 35 monthly installments of accrued interest each on the 15th day of every calendar month, starting June 15, 2024, and a final balloon payment of all outstanding principal and accrued interest on May 15, 2027. The Seller Note bears an interest rate of (i) 13.75% per annum (based on a 365-day year) (the “Initial Rate”) for the first year, (ii) the Initial Rate plus one percent (1.0%) per annum for the second year; and (iii) the Initial Rate plus two percent (2.0%) per annum for the third year, in each case, compounded annually from the date of issuance. The Seller Note may be increased or decreased, as applicable, upon final determination of the Closing Date Purchase Price (as defined in the MIPA), as detailed in the MIPA, and/or determination that the Sellers are obligated to Buyer pursuant to the indemnification provisions of the MIPA. The Seller Note may be prepaid, in full or in part, any time without prepayment penalty, premium, or other fee. The Buyer’s obligations under the Seller Note are secured by a security interest in all of the assets of Standard.

●	On the Closing Date, the Buyer issued the Short Term Note to the Sellers in the principal amount of $500,000. The Short Term Note provides for a maturity date of July 14, 2024. The Short Term Note accrues interest at a rate of 13.75% per annum up to and including the maturity date, and accrues interest at a rate of 18% per annum after the maturity date. The Short Term Note may be prepaid, in full or in part, any time without prepayment penalty, premium, or other fee. The Buyer’s obligations under the Short Term Note are secured by a security interest in all of the assets of Standard.

●	On the Closing Date, Jeffrey Rizzo, the Company’s chief operating officer, and Charles Rizzo, a consultant to the Company, personally guaranteed the payment of the Seller Note and the Short Term Note (the “Personal Guaranty”). In consideration for Charles Rizzo entering into the Personal Guaranty, the Company entered into a guaranty fee agreement with Charles Rizzo (the “Guaranty Fee Agreement”), pursuant to which the Company agreed to issue to Charles Rizzo, or his assignee, an aggregate of 21,500,000 shares of Common Stock (the “Guaranty Fee Shares”).

●	On the Closing Date, the Buyer and Dominic Campo entered into the Consulting Agreement under which Mr. Campo will provide services for new commercial business procurement, maintaining customer base of the business, and identifying and pursuing new acquisitions for the Buyer. The Consulting Agreement has a term of five years, and Standard may only terminate the Consulting Agreement early for Cause (as defined in the Consulting Agreement). As compensation under the Consulting Agreement, Mr. Campo is entitled to receive a monthly retainer payment in the amount of $23,333.33 (or $280,000 annually). Mr. Campo will also be entitled to be paid an annual bonus and/or receive equity of the Company, each at the discretion of the Company. During the term of the Consulting Agreement and for 12 months thereafter, Mr. Campo will be restricted from engaging in, assisting others in, or owning an interest in any company that engages in, the waste management business.

●	On the Closing Date, the Sellers sold, contributed, assigned, and conveyed to the Buyer 100% of the outstanding membership interests of Standard.

Standard was founded in 2017 to provide contracted commercial roll-off and front-load waste services, including dumpster compactor rentals, to customers principally in the Southeast Michigan market. Standard currently operates approximately 20 waste collection vehicles servicing over 750 commercial and industrial customers. These customers, combined with the Company’s existing customer base, represented approximately $17 million of revenue in 2023.

The foregoing description of the MIPA, the Series A COD, the Seller Note, the Short Term Note, the Guaranty Fee Agreement, and the Consulting Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 2.1, 3.1, 10.3, 10.4, 10.5, and 10.6 to this Current Report on Form 8-K, respectively.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Item 1.01 Entry into a Material Definitive Agreement” above is incorporated into this Item 2.01 by reference. The Closing of the MIPA was completed on May 31, 2024.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the shares of Series A Preferred Stock pursuant to the MIPA, the Guaranty Fee Shares pursuant to the Guaranty Fee Agreement, and the shares of Series B Preferred Stock, the Warrants, and the PA Warrants pursuant to the SPA is incorporated by reference herein in its entirety. The Company issued the Series A Preferred Stock, the Guaranty Fee Shares, the Series B Preferred Stock, the Warrants, and the PA Warrants in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. Charles Rizzo and each of the Purchasers and the Sellers are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” above relating to the Series A COD is incorporated by reference herein in its entirety.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included herein, regarding the transactions described herein (the “Transactions”), the benefits of the Transactions, the Company’s future financial performance following the Transactions, as well as the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the risks related to the growth of the Company’s business and the timing of expected business milestones; and the effects of competition on the Company’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that the Company neither presently knows nor currently believes are material that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the Securities and Exchange Commission (“SEC”), including the Company’s Annual Report on Form 10-K filed with the SEC on April 15, 2024 and any subsequently filed Quarterly Report on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 8.01 Other Events.

On June 3, 2024, the Company issued a press release announcing the Closing of the transactions contemplated by the MIPA. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01 with respect to the acquisition described in Item 2.01 are not being filed herewith but will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01 with respect to the acquisition described in Item 2.01 above is not being furnished herewith but will be furnished by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d) Exhibits.

Exhibit	Description
2.1*	Membership Interest Purchase Agreement by and among Dominic Campo and Sharon Campo, as the Sellers, Standard Waste Services, LLC, and Titan Trucking, LLC, as Buyer, dated January 12, 2024 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on January 16, 2024).
2.2*	Second Amendment to Membership Interest Purchase Agreement by and among Dominic Campo and Sharon Campo, as the Sellers, Standard Waste Services, LLC, and Titan Trucking, LLC, as Buyer, dated May 20, 2024.
2.3	Third Amendment to Membership Interest Purchase Agreement by and among Dominic Campo and Sharon Campo, as the Sellers, Standard Waste Services, LLC,and Titan Trucking, LLC, as Buyer, dated May 30, 2024.
3.1	Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock of Titan Environmental Solutions Inc.
3.2	Certificate of Designation of Series B Convertible Preferred Stock, as amended, of Titan Environmental Solutions Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by the Company on April 4, 2024).
4.1	Form of Warrant to Purchase Common Stock.
10.1*	Securities Purchase Agreement, dated March 29, 2024, by and among the Company and the Purchasers signatory thereto.
10.2	Form of Registration Rights Agreement by and among the Company and the Purchasers thereto.
10.3	Promissory Note issued by Titan Trucking, LLC to the Sellers, dated May 31, 2024.
10.4	Short Term Promissory Note issued by Titan Trucking, LLC to the Sellers, dated May 31, 2024.
10.5	Guaranty Fee Agreement by and among Titan Trucking, LLC, Titan Environmental Solutions, Inc., and Charles Rizzo, dated May 31, 2024.
10.6	Consulting Agreement by and between Dominic Campo and Titan Trucking, LLC, dated May 31, 2024.
99.1	Press Release of Titan Environmental Solutions Inc. dated June 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. In addition, certain portions of this exhibit have been omitted pursuant to Regulation S-K Item 601(a)(6) promulgated under the Exchange Act. The Company agrees to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2024	TITAN ENVIRONMENTAL SOLUTIONS INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer